Exhibit 99.3

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-139615,
333-139617 and 333-139961) of Idaho General Mines, Inc. of our report dated April 12, 2007 relating to the consolidated financial statements of Equatorial Mining North America, Inc. for the year ended December 31, 2006, attached as an exhibit to this Current Report on Form 8-K.

/s/ Williams & Webster, P.S.
Williams & Webster, P.S.

Spokane,Washington

April 16, 2007